Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HELIOS HIGH INCOME FUND, INC.

Payment of Filing Fee (Check the appropriate box:)

☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transactions applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Three World Financial Center, 200 Vesey Street, 10th Floor

New York, New York 10281-1010

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

August 25, 2010

To the Stockholders:

The Joint Annual Meeting of Stockholders of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each, a “Fund,” and collectively, the “Funds”), will be held at the Embassy Suites Hotel, 102 North End Avenue, New York, New York 10282, on Thursday, September 30, 2010, starting at 8:00 a.m., for the following purposes:

1.	To elect directors (Proposal 1).

2.	To transact any other business that may properly come before the meeting.

The Board of Directors recommends that you vote in favor of Proposal 1.

Stockholders of record as of the close of business on Friday, July 30, 2010, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the meeting.

In addition to voting by mail, you may also vote via the Internet, as follows:

To vote by the Internet:

(1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) 497-3746.

By Order of the Boards of Directors,

/s/ Jonathan C. Tyras

Jonathan C. Tyras

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 30, 2010

The Funds’ Notice of Joint Annual Meeting of Stockholders, Joint Proxy Statement and Form of Proxy are available on the Internet at www.investorvote.com

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF EACH FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN ONE-THIRD OF THE SHARES OF SUCH FUND ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, SUCH FUND, AT THE STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR

SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Three World Financial Center, 200 Vesey Street, 10th Floor

New York, New York 10281-1010

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors (each, a “Board,” and collectively, the “Boards”) of each of Helios Advantage Income Fund Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each, a “Fund,” and collectively, the “Funds”) of proxies to be used at the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds to be held at the Embassy Suites Hotel, 102 North End Avenue, New York, New York 10282, at 8:00 a.m. on Thursday, September 30, 2010 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. This Joint Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about August 25, 2010.

Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the respective Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the director nominee or Class II Director. The close of business on Friday, July 30, 2010, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each share of stock of a Fund validly issued and outstanding and held by such stockholder. Information as to the number of outstanding shares of common stock of each Fund as of the Record Date is set forth below:

Total Number of Shares
Helios Advantage Income Fund, Inc.	6,536,546.600
Helios High Income Fund, Inc.	4,836,284.000
Helios Multi-Sector High Income Fund, Inc.	7,588,538.400
Helios Strategic Income Fund, Inc.	5,930,399.800

Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the record holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of proxies of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereat, or, if no stockholder entitled to vote is present thereat in person or by proxy, any officer present thereat entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting without determining the date of the new meeting or from time to time, without further notice, to a date not more than one hundred twenty (120) days from the Record Date to permit further solicitation of proxies.

For purposes of determining the presence of a quorum for transacting business related to Proposal 1 at the Meeting, abstentions, if any, will be treated as shares that are present, but not as votes cast, at the Meeting. Accordingly, for purposes of counting votes, shares represented by abstentions will have no effect on Proposal 1, for which the required vote is a plurality of all the votes cast. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

PROPOSAL 1: ELECTION OF DIRECTORS

Each Fund’s Articles of Incorporation provides that its Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class II, 2010; Class III, 2011; and Class I, 2012. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of a Fund by delaying the replacement of a majority of its Board.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Rodman L. Drake and Diana H. Hamilton, the Class II Director nominees for each Fund. Mr. Drake and Ms. Hamilton have indicated that they will serve if elected, but if they should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

Each Fund’s Board has determined that Mr. Drake and Ms. Hamilton, as well as Messrs. Salvatore, McFarland and Birch, are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange, and therefore, upon the election of the Class II Director nominees by each Fund, each Fund will meet the requirements of the New York Stock Exchange that a majority of Directors be independent.

As described above, there are two nominees for election to each Board at this time. Proxies cannot be voted for a greater number of persons than the number of nominees currently proposed to serve on each Board.

Information Concerning Nominees and Directors

The following table provides information concerning each of the Directors and the Class II Director nominees of each Board, as of the date of this Joint Proxy Statement. The nominees are listed first in the table under “Class II Disinterested Director Nominees.” The terms of the Class I and the Class III Directors do not expire this year. It is each Fund’s policy that Directors will retire from its Board in the year in which a Director reaches age 75.

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class II Disinterested Director Nominees - Term Expires at 2013 Annual Meeting of Stockholders

Rodman L. Drake c/o Three World Financial Center 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 67	Director and Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of Executive Committee Elected since July 2008 Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-July 2010); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	8

Diana H. Hamilton c/o Three World Financial Center 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since September 2009 Elected for Three Year Term	Trustee of one other investment company advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	5

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Class I Disinterested Directors - Term Expires at 2012 Annual Meeting of Stockholders

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 74	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since July 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	8

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	8
Class III Disinterested Director - Term Expires at 2011 Annual Meeting of Stockholders[1]

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	8

[1]

John J. Feeney, Jr. was a Class III Interested Director of the Funds from May 2009 to February 2010, and an “interested person” of the Funds, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), in view of his former affiliation with the Advisor. The vacancy caused by Mr. Feeney’s resignation has not yet been filled by the Boards.

Officers of the Funds

The officers of each Fund are elected by its Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of each Fund has elected six officers, to hold office at the discretion of the Board until their successors are chosen and qualified or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Funds as such throughout the fiscal year ended March 31, 2010. The following table sets forth information concerning each officer of the Funds as of the date of this Joint Proxy Statement:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 45	Vice President	Elected Annually Since July 2008	Vice President of one other investment company advised by the Advisor (August 2009-Present); Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations & Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 41	Secretary	Elected Annually Since March 2009	Managing Director, General Counsel and Secretary of the Advisor (2010-Present); Director, General Counsel and Secretary of the Advisor (2006-2010); Secretary of several investment companies advised by the Advisor (2006-Present); Vice President and General Counsel (2006-July 2010) and Secretary (2007-July 2010) of Crystal River Capital, Inc.; Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	Director and CCO of the Advisor (May 2009-Present); CCO of several investment companies advised by the Advisor (May 2009-Present); Vice President, Oppenheimer Funds (2004- May 2009).

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Vice President (March 2010-Present), Assistant Vice President (2009-March 2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*	Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Advisor.

Share Ownership

As of the Record Date, the Director nominees, Directors and officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Advisor’s family of investment companies (the “Fund Complex”) as of July 30, 2010. The Fund Complex is comprised of the Funds, Hyperion Brookfield Collateralized Securities Fund, Inc., Helios Strategic Mortgage Income Fund, Inc., Helios Total Return Fund, Inc. and Helios High Yield Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of July 30, 2010. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Nominee/Director	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Disinterested Director Nominees
Rodman L. Drake	$10,001-$50,000	$10,001-$50,000	$0	$10,001-$50,000	Over $100,000
Diana H. Hamilton	$0	$0	$0	$0	$0

Disinterested Directors
Robert F. Birch	$0	$0	$0	$0	$50,001-$100,000
Stuart A. McFarland	$0	$0	$0	$0	$10,001-$50,000
Louis P. Salvatore	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000

Information Regarding the Boards and their Committees

The Role of the Board

Each Fund’s Board provides oversight of the management and operations of the respective Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian and transfer agent. The Board has appointed senior employees of the Advisor as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Advisor report on the Fund’s investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board also may meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure

Each Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, all of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Disinterested Directors”), which are Directors that are not affiliated with the Advisor or its affiliates. The Board has established four standing committees, an Audit Committee, a Nominating and Compensation Committee, an Executive Committee and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below. Each of the Disinterested Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Disinterested Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund. Each Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Disinterested Directors should constitute at least 75% of the Board. The Board reviews its structure annually. The Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund stockholders.

Board Oversight of Risk Management

As part of its oversight function, each Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Advisor and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Advisor to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Advisor’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

Each Board believes that each existing Director and Director nominee has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each Director has served on boards for organizations other than the Funds, as well as having served on the Boards of the Funds. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operations of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors. Each Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure are reviewed.

In addition to the information provided above, certain additional information regarding the existing Directors and Director nominees and their Director Attributes is provided below. Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Funds. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.

•

Rodman L. Drake—In addition to his tenure as a Director of the Funds, Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Boards, and is a member of the Audit, Nominating and Compensation, and Executive Committees.

•

Diana H. Hamilton—In addition to her tenure as a Director of the Funds, Ms. Hamilton has business experience as an executive in the public sector, including serving six years as Director of Public Finance for the State of Indiana, as well as corporate governance experience gained from serving on the board of directors of another investment management company. In addition, Ms. Hamilton currently serves as President of a municipal finance advisory firm and previously served as chair of the Indiana Transportation Finance Authority. Ms. Hamilton is a member of the Audit, and Nominating and Compensation Committees.

•

Robert F. Birch—In addition to his tenure as a Director of the Funds, Mr. Birch has extensive business experience with particular expertise in financial services, including serving on the board of directors/trustees for various other investment management companies. Mr. Birch is a member of the Audit, and Nominating and Compensation Committees.

•

Stuart A. McFarland—In addition to his tenure as a Director of the Funds, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as President and Chief Executive Officer of GE Capital Asset Management Corporation. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit, and Nominating and Compensation Committees.

•

Louis P. Salvatore—In addition to his tenure as a Director of the Funds, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees for several other investment management companies. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

Nominating and Compensation Committee Considerations for Disinterested Directors

The Nominating and Compensation Committee evaluates candidates’ qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as they may determine appropriate in their own judgment. The Nominating and Compensation Committee believes that the significance of each nominee’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Director. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee’s view as to the candidate. In accessing these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•

With respect to nominations for Disinterested Directors, nominees shall be independent of the Advisor and other principal service providers. The Nominating and Compensation Committee of each Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•

Disinterested Director nominees must qualify for service on each Fund’s Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•	With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•	The proposed nominee must agree to invest in an amount equal to 1.5 years worth of director compensation in the Funds within three years of becoming director.

•	The Nominating and Compensation Committee of each Fund may also consider such other factors as it may determine to be relevant.

Board Meetings

Our Board held four regular and two special formal meetings during the 12 month period ended March 31, 2010. Action was taken by written consent of the Board of Directors on two occasions. During the fiscal year ended March 31, 2010, each Director attended at least 75% of the meetings of each Fund’s Board of Directors. Each Fund’s Fund Governance Policies and Procedures provide that the Chairman of the Board of Directors, who is elected by the Disinterested Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Executive Committee

Each Fund has an Executive Committee. The Executive Committee presently consists of Mr. Drake. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet. The Executive Committees of the Funds did not need to meet during the fiscal year ended March 31, 2010.

Audit Committee

Each Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Ms. Hamilton and Messrs. Birch, Drake, McFarland, and Salvatore, all of whom are Disinterested Directors. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditor, to review with the Fund’s auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Funds, each Audit Committee met three times and all of the members of each Audit Committee attended all of the Audit Committee meetings. Mr. Salvatore serves as a Chairman of the Audit Committee and each Board has determined that Mr. Salvatore is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Nominating and Compensation Committee

Each Fund has a Nominating and Compensation Committee, which currently consists of Ms. Hamilton and Messrs. Birch, Drake, McFarland, and Salvatore, all of whom are Disinterested Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committee of each Fund met twice during the fiscal year ended March 31, 2010 and those meetings were attended by all of the members of the Nominating and Compensation Committee. The function of each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Disinterested Directors. Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Advisor and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of a Fund’s shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate’s qualifications, please see “Nominating and Compensation Committee Considerations for Disinterested Directors” above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then be considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on the Funds’ proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating and Compensation Committee, which is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Each Fund’s Nominating and Compensation Committee has recommended Mr. Drake and Ms. Hamilton as nominees for re-election and the Funds’ Boards of Directors have nominated Mr. Drake and Ms. Hamilton to serve as Class II Disinterested Directors.

Qualified Legal Compliance Committee

Each Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended March 31, 2010, each Fund’s QLCC did not meet. The QLCC currently consists of Ms. Hamilton and Messrs. Birch, Drake, McFarland, and Salvatore.

Code of Ethics

Code of Ethics. Each Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s code of ethics also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

There is no family relationship between any of the Funds’ current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Funds’ officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with the Funds so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by any of the Funds to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of such Fund. Each Director of the Funds, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive from each Fund a fee of $10,000 per year plus $1,000 for the Chairman of the Board and, currently, $2,000 for the Chairman of the Audit Committee. Prior to January 1, 2010, each Fund paid the Chairman of the Audit Committee a fee of $1,000 per year. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended March 31, 2010 for the Funds, which we refer to as fiscal 2010.

	Directors’ Aggregate Compensation from the Funds	Total Directors’ Compensation from the Funds and the Fund Complex
Robert F. Birch	$40,000	$112,000
Rodman L. Drake	$44,000	$127,250
Diana H. Hamilton	$20,000	$30,250
Stuart A. McFarland	$40,000	$112,000
Louis P. Salvatore	$45,000	$123,750

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

Each Fund’s Board of Directors provides a process for stockholders to send communications to the Board. Any stockholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of a Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Funds’ policy with respect to Directors’ attendance at annual meetings is to encourage such attendance.

Audit Committee Report

On May 25, 2010 and on August 13, 2010, the Audit Committee of each Fund reviewed and discussed with management the Fund’s audited financial statements as of and for the fiscal year ended March 31, 2010. The Audit Committees discussed with BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3600T.

The Audit Committees received and reviewed the written disclosures and the letter from BBD required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with BBD its independence.

Based on the reviews and discussions referred to above, each Audit Committee recommended to its Board of Directors that the audited financial statements referred to above be included in such Fund’s Annual Report to Stockholders as required by Section 30(e) of the 1940 Act and Rule 30d-1 promulgated thereunder for the fiscal year ended March 31, 2010.

Louis P. Salvatore—Audit Committee Chairman

Robert F. Birch—Audit Committee Member

Rodman L. Drake—Audit Committee Member

Diana H. Hamilton—Audit Committee Member

Stuart A. McFarland—Audit Committee Member

Required Vote

The election of the listed nominees for Director requires the approval of a plurality of all the votes cast at each Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of each Fund recommends a vote “For” approval of the election of the nominees to such Fund’s Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Advisor

Each Fund has entered into an Investment Advisory Agreement with Brookfield Investment Management Inc. (the “Advisor”). The Advisor, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of each Fund’s business affairs. As of July 30, 2010, the Advisor and its subsidiaries had approximately $23.7 billion in assets under management. The Advisor’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end funds. The Advisor specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.

Mr. Kim G. Redding, the President of each Fund, is Chief Investment Officer and Chief Executive Officer of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor’s profits. Mr. Dana Erikson, the Vice President of each Fund, Mr. Jonathan C. Tyras, the Secretary of each Fund, Mr. Seth Gelman, the CCO of each Fund, and Ms. Lily Tjioe, the Assistant Secretary of each Fund, are employees of the Advisor. Mr. Steven M. Pires, the Treasurer of each Fund, is a Vice President of Brookfield Operations and Management Services LLC, an affiliate of the Advisor.

The Advisor provides advisory services to several other registered investment companies, some of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. Dana Erikson is responsible for the day to day management of each Fund’s portfolio. Mr. Erikson is a Managing Director of the Advisor and a Portfolio Manager with over 18 years of industry experience. He joined the Advisor in 2006 and as Head of the High Yield Investment Team, Mr. Erikson is responsible for the Advisor’s high yield corporate securities exposure and the establishment of portfolio objectives and strategies. Investment advisory fees paid by the Funds to the Advisor during fiscal 2010 are the following:

Fund Name	Investment Advisory Fees Paid during Fiscal Year 2010
Helios Advantage Income Fund, Inc.	$395,786
Helios High Income Fund, Inc.	$290,833
Helios Multi-Sector High Income Fund, Inc.	$324,364
Helios Strategic Income Fund, Inc.	$278,607

Fund Name	Investment Advisory Fees Waived during Fiscal Year 2010
Helios Advantage Income Fund, Inc.	$374,959
Helios High Income Fund, Inc.	$337,154
Helios Multi-Sector High Income Fund, Inc.	$353,979
Helios Strategic Income Fund, Inc.	$341,483

In addition to acting as advisor to the Funds, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

Fund Name	Investment Advisory Management Fees (of each Fund’s average weekly net assets)	Approximate Net Assets At March 31, 2010
Helios Total Return Fund, Inc.	0.65%	$175,490,000
Helios Strategic Mortgage Income Fund, Inc.	0.65%	$61,200,000
Helios High Yield Fund	0.70%	$65,370,000
Hyperion Brookfield Collateralized Securities Fund, Inc.*	0.40%	$0

*	This fund has made liquidating distributions but has not yet been deregistered.

The Administrator

Each Fund has entered into an Administration Agreement with the Advisor. The Advisor has entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”) with regards to the Funds. The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds, preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays a monthly fee at an annual rate of 0.15% of its average weekly assets. During the fiscal year ended March 31, 2010, the Advisor earned $768,520 in the aggregate in administration fees from the Funds. The Advisor is responsible for any fees due to the Sub-Administrator, except Form N-Q filing fees. In addition, the Advisor has entered into Administration Agreements with eight other investment companies, with the following fee structures:

Fund Name	Administration Fee
Helios High Yield Fund	Included in Management Fee
Helios Strategic Mortgage Income Fund, Inc.	A monthly fee paid at an annual rate of 0.20% of its average weekly net assets
Helios Total Return Fund, Inc.	A monthly fee paid at an annual rate of 0.20% of its average weekly net assets
Hyperion Brookfield Collateralized Securities Fund, Inc.	Included in Management Fee

Brokerage Commissions

The Funds paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either Fund or the Advisor. The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

Fund Name	Brokerage Commission Paid during Fiscal Year 2010
Helios Advantage Income Fund, Inc.	$2,214
Helios High Income Fund, Inc.	$739
Helios Multi-Sector High Income Fund, Inc.	$1,406
Helios Strategic Income Fund, Inc.	$3,402

The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Funds. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Fund’s Auditor

At combined meetings held on May 25, 2010, the Audit Committee of each Fund unanimously recommended the selection of, and the Directors unanimously approved, BBD as each Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2011. Representatives of BBD are not expected to be present at the Meeting.

The aggregate fees billed by BBD and associated expenses incurred for professional services tendered for the audit of the Funds’ financial statements for the fiscal year ended March 31, 2010 and fees billed by BBD for the fiscal year ended March 31, 2009 are as follows.

	BBD 2010	BBD 2009
Audit fees	$162,000	$384,000	[1]
Audit-related fees[2]	$0	$0
Tax fees[3]	$14,000	$14,000
All other fees	$0	$0

(1)	In addition to auditing the Funds’ March 31, 2009 financial statements, BBD also audited the Funds’ September 30, 2008 semi-annual financial statements.
(2)	Audit-related fees consist of administrative costs related to completion of the audit.
(3)	Tax fees consist of fees for review of tax returns and tax distribution requirements.

As indicated above, the Board of Directors of each Fund has adopted a written charter for the Audit Committee (“Charter”), which is available on each Fund’s website at www.brookfieldim.com. Each Fund’s Audit Committee reviews its Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of each Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committees have adopted policies and procedures for pre-approval of the engagement of the Funds’ auditors. The Audit Committee evaluates the auditors’ qualification, performance and independence at least annually by reviewing, among other things, the relationship between the auditors and the Funds, as well as the Funds’ investment advisor or any control affiliate of the advisor, any material issues raised by the most recent internal quality control review and the auditors’ internal quality control procedures.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each Fund’s officers and Directors and persons who own more than ten-percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by regulations of the Securities and Exchange Commission to furnish the Funds with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Funds believe that during the fiscal year ended March 31, 2010, all filing requirements applicable to the Funds’ officers, Directors and greater than ten-percent beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 30, 2010, the following persons owned beneficially 5% or more of the shares of the Funds set forth below:

Fund Name	Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Helios Advantage Income Fund, Inc.	Newgate Capital Management LLC One Sound Shore Drive Greenwich, CT 06830	414,917 (Sole)	6.35%

Helios Advantage Income Fund, Inc.	Eagle Financial Management Services, LLC 400 Travis Street, Suite 518 Shreveport, LA 71101	75,266.99 (Sole)	1.15%

Helios Multi-Sector High Income Fund, Inc.	Private Management Group, Inc. 20 Corporate Park, Suite 400 Irvine, CA 92606	621,771 (Sole)	8.19%

Helios Multi-Sector High Income Fund, Inc.	Eagle Financial Management Services, LLC 400 Travis Street, Suite 518 Shreveport, LA 71101	328,470.295 (Sole)	4.33%

[1]

The number of shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

LEGAL PROCEEDINGS

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., which was later settled. Other than the Burke case and the motions to dismiss filed in the derivative action discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund is currently undertaking an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage and no responses to the complaints have been filed by the respective defendants. Plaintiffs have filed an unopposed motion for consolidation of these actions. Should the court grant such motion, a consolidated amended complaint will be filed. The Boards of the Funds are currently undertaking an investigation of the underlying allegations in the complaints to determine whether pursuit of such claims is in the best interest of the Funds.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions have been filed by the respective defendants. The open-end fund defendants have moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. The open-end fund defendants have separately moved to dismiss the open-end class actions for failure to state a claim.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL Proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL Proceeding.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

The Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements:

As previously disclosed, on April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). As a reminder, prior to July 29, 2008, Morgan Asset served as investment adviser to the Funds.

If certain allegations in the Order against the Respondents are found to be true at the conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of the Funds’ former independent registered public accounting firm’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements.

Brookfield Investment Management Inc. was not the Funds’ investment adviser for the fiscal years ended March 31, 2008, 2007 and 2006, and has not attempted to review the Funds’ financial statements for those fiscal years. The information contained in the Funds’ Annual Report for March 31, 2008, 2007 and 2006 is unaudited and should not be relied upon.

For the Funds’ fiscal year ended March 31, 2009, since Brookfield Investment Management Inc. only assumed management of the Funds on July 29, 2008, it reviewed the Funds’ balance sheets as of March 31, 2008 so that it could establish opening valuations for April 1, 2008. The Advisor’s review resulted in adjustments to portfolio valuations and accrued interest receivables. The Funds engaged BBD to re-audit their March 31, 2009 financial statements.

While the re-audit of the March 31, 2009 financial statements was in progress, the Funds filed their audited financial statements for the fiscal year ended March 31, 2010 as an exhibit to a Current Report on Form 8-K and posted these audited financial statements on their web site in early June. On August 9, 2010, BBD issued a new audit report on the Funds’ March 31, 2009 financial statements. Other than to include the audited March 31, 2009 financial statements, as restated, and the unaudited March 31, 2008, 2007 and 2006 financial statements, no changes were made to the March 31, 2010 audited financial statements that were released in early June. For additional information, please refer to the Notes to Financial Statements in the Funds’ March 31, 2010 Annual Report and the Funds’ Amendment to their March 31, 2009 Annual Report, which has been filed as an exhibit to a Current Report on Form 8-K and posted on the Funds’ web site.

OTHER BUSINESS

The Board of Directors of each Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Stockholders wishing to nominate directors or submit other proposals must provide notice in writing to the Secretary of the applicable Fund, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. All proposals by stockholders of a Fund that are intended to be presented at such Fund’s next annual or special meeting of stockholders must be received by such Fund for inclusion in such Fund’s proxy statement and form of proxy relating to that meeting in reasonable time before any such meeting. The chairperson of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Funds ratably, based on their relative net asset values. In addition to the use of the mail, proxies may be solicited personally by officers of the Funds or by regular employees of the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Funds for out-of-pocket expenses incurred in connection therewith.

August 25, 2010

HELIOS HIGH INCOME FUND, INC.

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C123456789

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on September 30, 2010.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com/HIH

• Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card 1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposal — The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Class II Directors: For Withhold

01 - Rodman L. Drake

For Withhold

02 - Diana H. Hamilton

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name EXACTLY as your name appears on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, custodian or guardian, please provide your FULL title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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2 0 A V 1 0 0 7 1 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Helios High Income Fund, Inc.

Proxy for the Annual Meeting of Shareholders – September 30, 2010 at 8:00 a.m. Eastern Standard Time

c/o Brookfield Investment Management Inc.

Three World Financial Center, 200 Vesey Street

New York, New York 10281-1010

Proxy Solicited by Board of Directors of Helios High Income Fund, Inc.

This proxy is being solicited by the Board of Directors of Helios High Income Fund, Inc. (the “Fund”). The undersigned hereby appoints as proxies Seth A. Gelman and Steven M. Pires, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Annual Meeting of the Stockholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting

YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be voted on reverse side.)